SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

         [  ]     Preliminary Proxy Statement

         [  ]     Confidential, for Use of the Commission Only (as permitted by
                  Rule 14a-6(e)(2))

         [X ]     Definitive Proxy Statement
         [  ]     Definitive Additional Materials
         [  ]     Soliciting Material Pursuant toss.240.14a-12


--------------------------------------------------------------------------------
                             Maxim Series Fund, Inc.
                             -----------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
                            Beverly A. Byrne, Esquire
--------------------------------------------------------------------------------
                   Great-West Life & Annuity Insurance Company
                             8515 East Orchard Road
                        Greenwood Village, Colorado 80111
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check appropriate box):
[X]      No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:
         ----------------------------------------------------------

         2) Aggregate number of securities to which transaction applies:
         ----------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         ----------------------------------------------------------

         4) Proposed maximum aggregate value of transaction:
         ----------------------------------------------------------

         5) Total fee paid:
         ----------------------------------------------------------

[  ]     Fee paid previously with preliminary materials.

[  ]     Check box if any part of the fee is offset as provided by
         Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:
         ----------------------------------------------------------
         2) Form, Schedule or Registration Statement No.:
         ----------------------------------------------------------
         3) Filing Party:
         ----------------------------------------------------------
         4) Date Filed:
         ----------------------------------------------------------

                             MAXIM SERIES FUND, INC.

  Maxim Bond Portfolio                                  Maxim Ariel Small Cap Value Portfolio
  Maxim Stock Index Portfolio                           Maxim Loomis Sayles Small Cap Value Portfolio
  Maxim U.S. Government Securities Portfolio            Maxim Loomis Sayles Bond Portfolio
  Maxim Bond Index Portfolio                            Maxim T. Rowe Price Equity Income Portfolio
  Maxim U.S. Government Mortgage Portfolio              Maxim INVESCO ADR Portfolio
  Maxim Index 600 Portfolio                             Maxim INVESCO Small Cap Growth Portfolio
  Maxim Templeton International Equity Portfolio        Maxim Short Duration Bond Portfolio
  Maxim Ariel MidCap Value Portfolio                    Maxim INVESCO Balanced Portfolio
  Maxim Value Index Portfolio                           Maxim Founders Growth & Income Portfolio
  Maxim Growth Index Portfolio                          Maxim T. Rowe Price MidCap Growth Portfolio
  Maxim Aggressive Profile I Portfolio                  Maxim Moderately Aggressive Profile I Portfolio
  Maxim Moderate Profile I Portfolio                    Maxim Moderately Conservative Profile I Portfolio
  Maxim Conservative Profile I Portfolio

                               (the "Portfolios")

                     Executive Offices:        8515 East Orchard Road
                                               Greenwood Village, Colorado 80111

                     Mailing Address:          P.O. Box 1700
                                               Denver, Colorado 80201

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To Be Held on October 23, 2002

TO THE SHAREHOLDERS OF THE PORTFOLIOS OF MAXIM SERIES FUND, INC.:

         You are hereby notified that, pursuant to the Bylaws of Maxim Series Fund, Inc. (the "Fund"), a special meeting of shareholders of the Portfolios (the "Meeting") will be held at 8525 East Orchard Road, Greenwood Village, Colorado on October 23, 2002, at 9:30 a.m., Mountain Time, for the following purpose:

            To approve an amendment to the Fund's Articles of Incorporation ("charter") to effect a reverse stock split of the Portfolios' outstanding shares.

         The Board of Directors has fixed the close of business on August 26, 2002, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof. Shareholders of the Portfolios and variable contract owners with contract values allocated to a sub-account that invests in one of the Portfolios are entitled to provide voting instructions with respect to their proportionate interest in the Portfolios of the Fund.

         You are invited and encouraged to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited by the Board of Directors of the Fund.

                                            By Order of the Board of Directors,

                                            /s/ Beverly A. Byrne

                                            Beverly A. Byrne
                                            Secretary


Your vote is important no matter how many shares you owned on the record date. Please indicate your voting instructions on the enclosed proxy card. Date, sign and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. We ask your cooperation in mailing your proxy card promptly.

                                 PROXY STATEMENT
                             MAXIM SERIES FUND, INC.

 Maxim Bond Portfolio                                 Maxim Ariel Small Cap Value Portfolio
 Maxim Stock Index Portfolio                          Maxim Loomis Sayles Small Cap Value Portfolio
 Maxim U.S. Government Securities Portfolio           Maxim Loomis Sayles Bond Portfolio
 Maxim Bond Index Portfolio                           Maxim T. Rowe Price Equity Income Portfolio
 Maxim U.S. Government Mortgage Portfolio             Maxim INVESCO ADR Portfolio
 Maxim Index 600 Portfolio                            Maxim INVESCO Small Cap Growth Portfolio
 Maxim Templeton International Equity Portfolio       Maxim Short Duration Bond Portfolio
 Maxim Ariel MidCap Value Portfolio                   Maxim INVESCO Balanced Portfolio
 Maxim Value Index Portfolio                          Maxim Founders Growth & Income Portfolio
 Maxim Growth Index Portfolio                         Maxim T. Rowe Price MidCap Growth Portfolio
 Maxim Aggressive Profile I Portfolio                 Maxim Moderately Aggressive Profile I Portfolio
 Maxim Moderate Profile I Portfolio                   Maxim Moderately Conservative Profile I Portfolio
 Maxim Conservative Profile I Portfolio

                               (the " Portfolios")

                     Executive Offices:        8515 East Orchard Road
                                               Greenwood Village, Colorado 80111

                     Mailing Address:          P.O. Box 1700
                                               Denver, Colorado 80201

                         SPECIAL MEETING OF SHAREHOLDERS
Introduction

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Maxim Series Fund, Inc. (the "Fund"), a Maryland corporation, to be voted at a special meeting of shareholders of the Portfolios of the Fund (the "Meeting"), to be held at 8525 East Orchard Road, Greenwood Village, Colorado, on October 23, 2002, at 9:30 a.m., Mountain Time. It is anticipated that the approximate mailing date of this Proxy Statement will be September 16, 2002.

         The Board of Directors has fixed the close of business on August 26, 2002, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof (the "Record Date"). Only shareholders of the Portfolios and variable contract owners with contract values allocated to a separate account sub-account that invests in one of the Portfolios are eligible to vote.

         The investment adviser to each Portfolio is GW Capital Management, LLC, doing business as Maxim Capital Management, LLC ("MCM"), 8515 East Orchard Road, Greenwood Village, Colorado 80111, a wholly owned subsidiary of Great-West Life & Annuity Insurance Company ("GWL&A"). MCM also provides accounting and administrative services for the Fund. The principal underwriter to the Fund is Greenwood Investments, LLC, 8515 East Orchard Road, Greenwood Village, Colorado 80111, an indirect wholly owned subsidiary of GWL&A.

         The following table summarizes the proposal being presented at the
Meeting:

======================================== ===================================== =====================================
               Proposal                                 Summary                             Portfolios
======================================== ===================================== =====================================
---------------------------------------- ------------------------------------- -------------------------------------
To approve an amendment to the Fund's      Shareholders are being asked to       Bond; Stock Index; U.S. Government
Articles of Incorporation ("charter")      approve an amendment to the Fund's    Securities; Bond Index; U.S.
to effect a reverse stock split of         charter to effect a "reverse stock    Government Mortgage; Index 600;
each Portfolio's outstanding shares.       split" of each Portfolio's issued     Templeton International Equity;
                                           and outstanding shares, including     Ariel MidCap Value; Value Index;
                                           any fractional shares, at a ratio     Growth Index; Ariel Small Cap
                                           of one new share-for-ten old shares.  Value; Loomis Sayles Small Cap Value;
                                                                                 Loomis Sayles Bond; T. Rowe Price
                                                                                 Equity Income; INVESCO ADR; INVESCO
                                                                                 Small Cap Growth;  Short Duration
                                                                                 Bond; INVESCO Balanced; Founders
                                                                                 Growth & Income; T. Rowe Price
                                                                                 MidCap Growth; Aggressive Profile I;
                                                                                 Moderately Aggressive Profile I;
                                                                                 Moderate Profile I; Moderately
                                                                                 Conservative Profile I; and
                                                                                 Conservative Profile I Portfolios.
---------------------------------------- ------------------------------------- -------------------------------------

         The Board of Directors, including all of the Directors who are not "interested persons" of the Fund, recommends that shareholders vote FOR the proposal.

         If the enclosed proxy card is duly executed and returned in time to be voted at the Meeting, and not subsequently revoked, all shares represented by the proxy will be voted in accordance with the instructions marked thereon. Unmarked proxies received from owners of contracts ("Contractowners") in the Series Accounts will be voted in the same proportion as those proxies with voting instructions.

         The Board of Directors may seek one or more adjournments of the Meeting to solicit additional shareholders, if necessary, to obtain a quorum for the Meeting, or to obtain the required shareholder vote for approval of the proposals. An adjournment would require the affirmative vote of the holders of a majority of the shares present at the Meeting (or an adjournment thereof) in person or by proxy and entitled to vote. If adjournment is proposed in order to obtain the required shareholder vote on a particular proposal, the persons named as proxies will vote in favor of adjournment those shares that they are entitled to vote in favor of such proposal and will vote against adjournment those shares that they are required to vote against such proposal. A shareholder vote may be taken on one or more of the proposals discussed herein prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

         No Portfolio will pay expenses associated with this proxy solicitation. Such expenses will be paid by MCM. Management of the Fund knows of no other business, other than that set forth in the proposal, which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

Outstanding Shares

As of July 31, 2002, the Portfolios had the following numbers of shares of common stock outstanding:

----------------------------------------------- ---------------------------------------------------
                  Portfolio                                  Total Shares Outstanding
----------------------------------------------- ---------------------------------------------------
----------------------------------------------- ---------------------------------------------------
Bond                                            43,404,082
----------------------------------------------- ---------------------------------------------------
----------------------------------------------- ---------------------------------------------------
Stock Index                                     284,444,880
----------------------------------------------- ---------------------------------------------------
----------------------------------------------- ---------------------------------------------------
U.S. Government Securities                      66,548,070
----------------------------------------------- ---------------------------------------------------
----------------------------------------------- ---------------------------------------------------
Bond Index                                      148,279,055
----------------------------------------------- ---------------------------------------------------
----------------------------------------------- ---------------------------------------------------
U.S. Government Mortgage                        234,451,586
----------------------------------------------- ---------------------------------------------------
----------------------------------------------- ---------------------------------------------------
Index 600                                       47,915,344
----------------------------------------------- ---------------------------------------------------
----------------------------------------------- ---------------------------------------------------
Templeton International Equity                  110,593,651
----------------------------------------------- ---------------------------------------------------
----------------------------------------------- ---------------------------------------------------
Ariel MidCap Value                              59,243,964
----------------------------------------------- ---------------------------------------------------
----------------------------------------------- ---------------------------------------------------
Value Index                                     198,306,229
----------------------------------------------- ---------------------------------------------------
----------------------------------------------- ---------------------------------------------------
Growth Index                                    146,187,721
----------------------------------------------- ---------------------------------------------------
----------------------------------------------- ---------------------------------------------------
Ariel Small Cap Value                           224,421,348
----------------------------------------------- ---------------------------------------------------
----------------------------------------------- ---------------------------------------------------
Loomis Sayles Small Cap Value                   134,140,641
----------------------------------------------- ---------------------------------------------------
----------------------------------------------- ---------------------------------------------------
Loomis Sayles Bond                              168,016,264
----------------------------------------------- ---------------------------------------------------
----------------------------------------------- ---------------------------------------------------
T. Rowe Price Equity Income                     157,988,331
----------------------------------------------- ---------------------------------------------------
----------------------------------------------- ---------------------------------------------------
INVESCO ADR                                     91,204,984
----------------------------------------------- ---------------------------------------------------
----------------------------------------------- ---------------------------------------------------
INVESCO Small Cap Growth                        79,816,915
----------------------------------------------- ---------------------------------------------------
----------------------------------------------- ---------------------------------------------------
Short Duration Bond                             140,961,786
----------------------------------------------- ---------------------------------------------------
----------------------------------------------- ---------------------------------------------------
INVESCO Balanced                                137,520,501
----------------------------------------------- ---------------------------------------------------
----------------------------------------------- ---------------------------------------------------
Founders Growth & Income                        118,215,780
----------------------------------------------- ---------------------------------------------------
----------------------------------------------- ---------------------------------------------------
T. Rowe Price MidCap Growth                     165,190,108
----------------------------------------------- ---------------------------------------------------
----------------------------------------------- ---------------------------------------------------
Aggressive Profile I                            41,711,948
----------------------------------------------- ---------------------------------------------------
----------------------------------------------- ---------------------------------------------------
Moderately Aggressive Profile I                 86,577,404
----------------------------------------------- ---------------------------------------------------
----------------------------------------------- ---------------------------------------------------
Moderate Profile I                              63,848,184
----------------------------------------------- ---------------------------------------------------
----------------------------------------------- ---------------------------------------------------
Moderately Conservative Profile I               24,026,755
----------------------------------------------- ---------------------------------------------------
----------------------------------------------- ---------------------------------------------------
Conservative Profile I                          28,131,682
----------------------------------------------- ---------------------------------------------------

Beneficial Ownership

         Each Portfolio is a separate series of the Fund and is represented by a separate class of common stock. Holders of common stock of each Portfolio on the Record Date will be entitled to one vote for each share held (and fractional votes corresponding to any fractional shares), with no shares having cumulative voting rights.

         As of the Record Date, no persons other than the persons identified in the table below were entitled to provide voting instructions with respect to 5% or more of a Portfolio's outstanding shares. Other than as indicated below, the address of each of these persons is 8515 East Orchard Road, Greenwood Village, Colorado 80111. The number of shares outstanding for each Portfolio, the number of shares of each Portfolio held by these respective entities and the percentage of the total shares outstanding as of July 31, 2002, are set forth in the table below.


         As of July 31, 2002, the Directors and executive officers of the Fund as a group beneficially owned less than 1% of the shares of any Portfolio as identified below. The total number of shares of any Portfolios beneficially owned by the Directors and executive officers of Maxim as a group are as follows: U.S. Government Mortgage Securities Portfolio - 3,342.52 shares; Value Index Portfolio - 2,006.85 shares; Growth Index Portfolio - 3,267.54 shares; Loomis Sayles Small-Cap Value Portfolio - 2,815.28 shares; Ariel Small-Cap Value Portfolio - 483.15 shares; INVESCO Balanced Portfolio - 28,964.44 shares; and T. Rowe Price MidCap Growth Portfolio - 4,609.62 shares. All Director and executive officer holdings are through qualified retirement plans. The address of each Director and executive officer is 8515 East Orchard Road, Greenwood Village, Colorado 80111.




                 BENEFICIAL OWNERSHIP BY THE PROFILE PORTFOLIOS
         (HOLDING MORE THAN 5% OF THE OUTSTANDING SHARES OF A PORTFOLIO)
                               AS OF JULY 31, 2002



    ----------------------------------- ------------------------- ----------------------------

    Portfolios                          Maxim Aggressive          Maxim Moderately
                                        Profile II Portfolio      Aggressive Profile II
                                                                       Portfolio

    =================================== ========================= ============================
    ----------------------------------- ------------------------- ----------------------------

    Templeton International Equity      9,551,873 (8.64%)         6,550,604 (5.92%)

    ----------------------------------- ------------------------- ----------------------------
    ----------------------------------- ------------------------- ----------------------------

    Ariel MidCap Value                  6,011,035 (10.15%)        3,430,852 (5.79%)

    ----------------------------------- ------------------------- ----------------------------
    ----------------------------------- ------------------------- ----------------------------

    INVESCO ADR                         7,400,734 (8.11%)         5,072,871 (5.56%)

    ----------------------------------- ------------------------- ----------------------------
    ----------------------------------- ------------------------- ----------------------------

    T. Rowe Price MidCap Growth         8,380,852 (5.07%)

    ----------------------------------- ------------------------- ----------------------------






                                BENEFICIAL OWNERS
         (HOLDING MORE THAN 5% OF THE OUTSTANDING SHARES OF A PORTFOLIO)
                         OF THE FUND AS OF JULY 31, 2002


---------------------------- -------------------- ------------------ -------------------- ------------------ ---------------

Portfolios                   FutureFunds Series   Retirement Plan    FutureFunds Series   TNE Series (k)     Maxim Series
                             Account              Series Account     Account II           Account            Account

============================ ==================== ================== ==================== ================== ===============
---------------------------- -------------------- ------------------ -------------------- ------------------ ---------------

Bond                         36,757,010 (84.69%)                     4,352,955  (10.03%)

---------------------------- -------------------- ------------------ -------------------- ------------------ ---------------
---------------------------- -------------------- ------------------ -------------------- ------------------ ---------------

Stock Index                  170,693,076                             101,303,153
                             (60.01%)                                (35.61%)

---------------------------- -------------------- ------------------ -------------------- ------------------ ---------------
---------------------------- -------------------- ------------------ -------------------- ------------------ ---------------

U.S. Government Securities   44,857,368 (67.41%)                     14,128,864 (21.23%)                     4,985,485
                                                                                                             (7.50%)

---------------------------- -------------------- ------------------ -------------------- ------------------ ---------------
---------------------------- -------------------- ------------------ -------------------- ------------------ ---------------

Bond Index                                                           122,585.097          16,607,908
                                                                     (82.67%)             (11.20%)

---------------------------- -------------------- ------------------ -------------------- ------------------ ---------------
---------------------------- -------------------- ------------------ -------------------- ------------------ ---------------

U.S. Government Mortgage                                             172,413,803          25,687,674
Securities                                                           (73.54%)             (10.96%)

---------------------------- -------------------- ------------------ -------------------- ------------------ ---------------
---------------------------- -------------------- ------------------ -------------------- ------------------ ---------------

Index 600                    21,278,513 (44.41%)  3,184,598 (6.65%)  23,032,664 (48.07%)

---------------------------- -------------------- ------------------ -------------------- ------------------ ---------------
---------------------------- -------------------- ------------------ -------------------- ------------------ ---------------

Templeton International      31,077,975 (28.10%)                     46,511,098 (42.06%)
Equity

---------------------------- -------------------- ------------------ -------------------- ------------------ ---------------
---------------------------- -------------------- ------------------ -------------------- ------------------ ---------------

Ariel MidCap Value           34,319,540 (57.93%)                     6,267,937 (10.58%)

---------------------------- -------------------- ------------------ -------------------- ------------------ ---------------
---------------------------- -------------------- ------------------ -------------------- ------------------ ---------------

Value Index                                                          157,810,905          29,283,991
                                                                     (79.58%)             (14.77%)

---------------------------- -------------------- ------------------ -------------------- ------------------ ---------------
---------------------------- -------------------- ------------------ -------------------- ------------------ ---------------

Growth Index                 11,589,770 (7.93%)                      109,153,613          18,819,723
                                                                     (74.67%)             (12.87%)

---------------------------- -------------------- ------------------ -------------------- ------------------ ---------------
---------------------------- -------------------- ------------------ -------------------- ------------------ ---------------

Ariel Small Cap Value        24,169,433 (10.77%)                     151,069,188          22,108,906
                                                                     (67.32%)             (9.85%)

---------------------------- -------------------- ------------------ -------------------- ------------------ ---------------
---------------------------- -------------------- ------------------ -------------------- ------------------ ---------------

Loomis Sayles Small Cap                                              98,269,702 (73.26%)  15,679,069
Value                                                                                     (11.69%)

---------------------------- -------------------- ------------------ -------------------- ------------------ ---------------
---------------------------- -------------------- ------------------ -------------------- ------------------ ---------------

Loomis Sayles Bond           21,129,226 (12.58%)                     124,791,150          19,170,000
                                                                     (74.27%)             (11.41%)

---------------------------- -------------------- ------------------ -------------------- ------------------ ---------------
---------------------------- -------------------- ------------------ -------------------- ------------------ ---------------

T. Rowe Price Equity Income  51,987,833 (32.91%)                     73,630,835 (46.60%)

---------------------------- -------------------- ------------------ -------------------- ------------------ ---------------
---------------------------- -------------------- ------------------ -------------------- ------------------ ---------------

INVESCO ADR                  6,923,816                               49,914,366 (54.72%)  7,778,297 (8.53%)
                              (7.59%)

---------------------------- -------------------- ------------------ -------------------- ------------------ ---------------
---------------------------- -------------------- ------------------ -------------------- ------------------ ---------------

INVESCO Small Cap Growth     31,417,915 (39.36%)                     46,495,550 (58.25%)

---------------------------- -------------------- ------------------ -------------------- ------------------ ---------------
---------------------------- -------------------- ------------------ -------------------- ------------------ ---------------

Short Duration Bond                                                  97,428,688 (69.12%)  17,384,152
                                                                                          (12.33%)

---------------------------- -------------------- ------------------ -------------------- ------------------ ---------------
---------------------------- -------------------- ------------------ -------------------- ------------------ ---------------

INVESCO Balanced             98,986,906 (71.98%)                     36,876,630 (26.82%)

---------------------------- -------------------- ------------------ -------------------- ------------------ ---------------
---------------------------- -------------------- ------------------ -------------------- ------------------ ---------------

Founders Growth & Income                                             94,669,948 (80.08%)  16,251,355
                                                                                          (13.75%)

---------------------------- -------------------- ------------------ -------------------- ------------------ ---------------
---------------------------- -------------------- ------------------ -------------------- ------------------ ---------------

T. Rowe Price MidCap Growth  23,151,370 (14.01%)                     99,648,282 (60.33%)  14,437,437
                                                                                          (8.74%)

---------------------------- -------------------- ------------------ -------------------- ------------------ ---------------

                                    PROPOSAL

TO APPROVE AN AMENDMENT TO THE FUND'S CHARTER TO EFFECT A REVERSE STOCK SPLIT OF THE PORTFOLIOS' OUTSTANDING SHARES

         The Board of Directors has determined that it is advisable to amend the Fund's charter (the "Amendment") to effect a "reverse stock split" of each Portfolio's issued and outstanding shares, including any fractional shares, at a ratio of one new share for each ten shares issued and outstanding on the effective date (the "Reverse Stock Split"). The form of the proposed Amendment is attached as Exhibit A to this Proxy Statement.

         If the Reverse Stock Split is approved by the shareholders of a Portfolio, then at [5:00 p.m. Mountain Time] on the Effective Date (defined below), each number of the Portfolio's then issued and outstanding shares, including any fractional shares (the "Old Shares"), held at that time by a shareholder, will be automatically changed into a different number of new shares of the same Portfolio equal to the number of Old Shares divided by a factor of ten (the "New Shares"). The "Effective Date" of the Reverse Stock Split will be the date on which the Amendment becomes effective, which will be the date on which the Amendment is filed with the State Department of Assessments and Taxation of the State of Maryland or such other date as set forth in the Amendment, not to exceed 30 days after the Amendment is filed with the Department. If approved by shareholders, it is expected that the Amendment will be filed with the Department as soon as practicable following the date of the Special Meeting.

         If for any reason the Board of Directors deems it advisable to do so, the Reverse Stock Split may be abandoned with respect to any or all of the Portfolios at any time before, during or after the Meeting and prior to the time at which the Reverse Stock Split would otherwise become effective, without any action by the Portfolios' shareholders.

         The shareholders of each Portfolio will vote on the Reverse Stock Split as a class. For each Portfolio, approval of the Reverse Stock Split requires an affirmative vote of the holders of two thirds of the Portfolio's shares outstanding as of the Record Date. If approved by the shareholders of a Portfolio, the Reverse Stock Split may be given effect with respect to that Portfolio regardless of whether the Reverse Stock Split was approved by the shareholders of any other Portfolio.


         Only eligible shareholders and variable contract owners with contract values allocated to a sub-account that invests in the Bond; Stock Index; US Government Securities; Bond Index; US Government Mortgage; Index 600; Templeton International Equity; Ariel MidCap Value; Value Index; Growth Index; Ariel Small Cap Value; Loomis Sayles Small Cap Value; Loomis Sayles Bond; T. Rowe Price Equity Income; INVESCO ADR; INVESCO Small Cap Growth; Short Duration Bond; INVESCO Balanced; Founders Growth & Income; T. Rowe Price MidCap Growth; Aggressive Profile I; Moderately Aggressive Profile I; Moderate Profile I; Moderately Conservative Profile I, and Conservative Profile I Portfolios on the Record Date, are entitled to vote on this proposal.


The  Portfolios  and  their Net Asset Value (NAV)

         The Reverse Stock Split would not affect any shareholder's percentage interest in a Portfolio or the aggregate amount of any shareholder's investment in a Portfolio. The Reverse Stock Split would raise per-share values by a factor of 10. For example, if the Effective Date of the Reverse Stock Split was July 31, 2002, the NAV per share both before and after the Reverse Stock Split would be as follows:

                                      NAV before                NAV after
                                      Reverse                   Reverse
 Portfolios                           Stock Split               Stock Split
 Bond                                 $1.18071357               $11.81
 Stock Index                          $2.18991466               $21.90
 US Government Securities             $1.12816437               $11.28
 Bond Index                           $1.34191333               $13.42
 US Government Mortgage               $1.22194196               $12.22
 Index 600                            $0.63608718               $6.36
 Templeton International Equity       $0.95800438               $9.58
 Ariel MidCap                         $1.78395761               $17.84
 Value Index                          $1.03525466               $10.35
 Growth Index                         $1.32143661               $13.21
 Ariel Small Cap Value                $0.99457578               $9.95
 Loomis Sayles Small Cap Value        $1.48979310               $14.90
 Loomis Sayles Bond                   $0.92175727               $9.22
 T. Rowe Price Equity Income          $1.40458902               $14.05
 INVESCO Small Cap Growth             $1.15753441               $11.58
 INVESCO ADR                          $1.21969669               $12.20
 Short Duration Bond                  $1.03764766               $10.38
 INVESCO Balanced                     $0.90463304               $9.05
 T. Rowe Price MidCap                 $1.22761994               $12.28
 Founders Growth & Income             $0.61031933               $6.10
 Aggressive Profile I                 $0.80710200               $8.07
 Moderately Aggressive Profile I      $0.86332400               $8.63
 Moderate Profile I                   $0.86800200               $8.68
 Moderately Conservative Profile I    $0.87865700               $8.79
 Conservative Profile I               $0.92092400               $9.21

Reasons for the Reverse Stock Split

         At a Board of Directors meeting held on August 15, 2002, the Board of Directors evaluated this proposal. Prior to and during the meeting, the Board of Directors requested information it deemed necessary to determine whether the proposal is in the best interest of each Portfolio and its shareholders. Based upon its review and evaluation of the materials it received and in consideration of all factors deemed relevant, the Board of Directors concluded that this proposal is in the best interest of each Portfolio and its shareholders.

         After reviewing the NAVs of fund companies similar to the Portfolios, the Board of Directors has determined that the industry standard for initial NAV for funds like the Portfolios is $10 per share, rather than the original $1 per share initial NAV of the Portfolios. The Board of Directors believes that the Reverse Stock Split is needed to bring the presentation of the NAV of the Portfolios to current industry standard.

         Lower per-share values for the Portfolios can magnify the impact on a Portfolio when large purchases and redemptions of its shares are made at a per-share price rounded to the nearest penny per share. The impact of such rounding can either:

o Benefit the purchasing or redeeming shareholder at the expense of the Portfolio and its other shareholders, or

o Benefit the Portfolio and its other shareholders, at the expense of the purchasing or redeeming shareholder.

         The Reverse Stock Split raises per-share values and reduces the impact of any rounding by the factor of the reverse split. A one-for-ten reverse stock split would reduce the impact of rounding share values to the nearest penny per share by a factor of 10. If the error might have resulted in a (plus or minus) $1,000 distortion of values to the Portfolio at current share values the distortion would be $100 in the same circumstance after a one-for-ten reverse stock split.

         When per-share values are higher, the impact of rounding per-share values to the nearest penny is less than when per-share values are lower. For those Portfolios that attempt to replicate the performance of a market index, reducing the impact of rounding to the nearest penny on purchases and redemptions reduces its chances for "tracking error" and thus permits it to more accurately replicate that performance.

Effect of the Reverse Stock Split

         With respect to each Portfolio, the principal effect of the Reverse Stock Split, if approved by the Portfolio's shareholders, would be to decrease the number of outstanding shares of the Portfolio. As a result of the Reverse Stock Split, each of the Old Shares held by a shareholder immediately prior to the Reverse Stock Split would be changed, without any action by the shareholder, immediately after the Reverse Stock Split, into a different number of New Shares of the same Portfolio equal to the number of Old Shares divided by a factor of ten. All New Shares (and any fractional shares) issued and outstanding as a result of the Reverse Stock Split would be fully paid and nonassessable.

         The Reverse Stock Split would not affect any shareholder's percentage interest in the Portfolio or the aggregate amount of any shareholder's investment in the Portfolio, as the value of each New Share (or fractional share) immediately after the Reverse Stock Split would be worth ten times the value of each Old Share (or fractional share) immediately prior to the Reverse Stock Split. Thus, the total value of the New Shares immediately after the Reverse Stock Split would be the same as the total value of the Old Shares immediately prior to the Reverse Stock Split. For example, if a shareholder had 100 shares of a Portfolio valued at $5 per share immediately prior to the Reverse Stock Split, that shareholder would have 10 shares valued at $50 per share of the same Portfolio immediately after the Reverse Stock Split, in each case for an aggregate investment in the Portfolio of $500.

         The Reverse Stock Split would not change the total number of shares of stock that the Fund has authority to issue. However, by decreasing the number of issued and outstanding shares of the Portfolios, the Reverse Stock Split would increase the number of authorized but not issued shares of the Fund, resulting in an increase in the number of shares of authorized stock available for future issuance by the Fund. Notwithstanding the Reverse Stock Split, under Maryland law, the Fund's Board of Directors may increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class that the Fund has authority to issue without shareholder action. If the Reverse Stock Split is approved by shareholders and given effect, the resulting increase in the number of authorized but not issued shares of the Fund or any Portfolio would not adversely affect the rights of shareholders.

         The voting rights and other privileges of the shareholders would not be affected materially by adoption of the Reverse Stock Split or its subsequent implementation. A potential negative consequence of a reverse stock split is the impact on the relative voting rights on "corporate-wide" issues where some series complete a reverse stock split and another series of the fund does not complete an equivalent reverse stock split. Shareholders of each series are entitled to one vote for each share owned on "corporate-wide" issues as a matter of state law, e.g., electing directors. Each day, the voting power of the Portfolios' shares changes in terms of voting power per dollar invested, because each day the shares all change in value. This is true of all series mutual funds for which state laws require equal voting rights per share rather than per dollar invested.

         A reverse stock split reduces the number of shares owned by the shareholder. As a practical matter, the primary disparity in voting power on "company-wide" votes will relate to the Money Market Portfolio where the $1 share value results in many more shares for a given dollar amount invested in that Portfolio as compared to investments of a like amount in other Portfolios. Virtually every money market fund has a $1 per-share value. Accordingly, this type of voting disparity is common in the mutual fund industry. The initial per-share value of any new Portfolio could be set in the judgment of the Board of Directors with no shareholder approval required. The Board of Directors believes that no Portfolio should be materially disadvantaged by the change in relative voting power that is consistent with Maryland and federal laws.

When the Reverse Stock Split Would Become Effective

         The Reverse Stock Split, if approved by the Portfolios' shareholders, would become effective as of the date when the Amendment to the Fund's charter, in substantially the form attached as Exhibit A to this Proxy Statement, is filed with the State Department of Assessments and Taxation of the State of Maryland or as of such other date as set forth in the Amendment, not to exceed 30 days after the Amendment is filed with the Department. It is expected that the Amendment, if approved by shareholders, would be filed as soon as practicable following the date of the Special Meeting.

         The exact timing of the filing, however, would be determined by the Fund, and the Fund reserves the right to delay the filing for up to six months following shareholder approval. In addition, the Fund reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to elect not to proceed with the Reverse Stock Split with respect to any or all of the Portfolios if, at any time prior to the effective time, the Board of Directors, in its sole discretion, determines that a Reverse Stock Split is no longer in the best interests of the Fund or its shareholders.

Federal Income Tax Consequences

         The following is a summary of the material anticipated federal income tax consequences of the Reverse Stock Split to shareholders of the Portfolios. This summary is based on the federal income tax laws now in effect and as currently interpreted and does not take into account possible changes in such laws or interpretations, including amendments to applicable statutes, regulations and proposed regulations or changes in judicial or administrative rulings, some of which may have retroactive effect. This summary is provided for general information only and does not purport to address all aspects of the possible federal income tax consequences of the Reverse Stock Split and is not intended as tax advice to any person. In particular, and without limiting the foregoing, this summary does not consider the federal income tax consequences to shareholders of the Portfolios in light of their individual investment circumstances or to holders subject to special treatment under the federal income tax laws. The summary does not address any consequences of the Reverse Stock Split under any state, local or foreign tax laws.

         No ruling from the Internal Revenue Service or opinion of counsel will be obtained regarding the federal income tax consequences to the shareholders of the Portfolios as a result of the Reverse Stock Split. Accordingly, each shareholder is encouraged to consult with his or her tax adviser regarding the specific tax consequences of any proposed transaction to such shareholder, including the application and effect of state, local and foreign income and other tax laws.

         The Fund believes that the Reverse Stock Split would be a tax-free recapitalization to the Portfolios and their shareholders. If the Reverse Stock Split qualifies as a recapitalization under Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended, a shareholder of any Portfolio who exchanges shares held prior to the Reverse Stock Split solely for new shares should recognize no gain or loss for federal income tax purposes. A shareholder's aggregate tax basis in the new shares received from the Portfolios should be the same as the aggregate tax basis in the shares exchanged therefore. The holding period of the new shares should include the period during which the shares surrendered were held, provided that such surrendered shares were held as capital assets.

Vote Required

         Under Maryland law, a corporation from time to time may amend its charter to change issued shares of stock of any class into a different number of shares of the same class. The shareholders of a corporation generally must approve charter amendments by the affirmative vote of two thirds of all the votes entitled to be cast on the matter, unless the charter provides for a lesser proportion of votes consistent with Maryland law.

         Under the Fund's charter, shareholders are entitled to vote as a class on matters concerning only a particular Portfolio. Accordingly, the shareholders of each Portfolio will vote on the Reverse Stock Split as a class. For each Portfolio, approval of the Reverse Stock Split requires an affirmative vote of the holders of two thirds of the Portfolio's shares outstanding as of the Record Date. If approved by the shareholders of a Portfolio, the Reverse Stock Split may be given effect with respect to that Portfolio regardless of whether the Reverse Stock Split was approved by the shareholders of any other Portfolio. If the shareholders of any Portfolio do not approve the proposal, the current NAV for the Portfolios will remain in place and the Board of Directors will consider other actions that may be taken.

Recommendation of the Board of Directors

         THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND THE COMPANY'S CHARTER TO EFFECT THE REVERSE STOCK SPLIT.

         The Company reserves the right to abandon the proposed Amendment without any action by shareholders at any time prior to the filing of the Amendment with the State Department of Assessments and Taxation of the State of Maryland, notwithstanding authorization of the proposed Amendment by the Portfolios' shareholders.


                             ADDITIONAL INFORMATION

Solicitation of Proxies

         Contractowners of contracts issued through the Series Accounts (as defined below) by GWL&A who have allocated contract value to one or more of the Portfolios for which action is necessary pursuant to this Proxy Statement as of the Record Date will be entitled to provide voting instructions with respect to their proportionate interest (including fractional interests) in each Portfolio with respect to which a proposal applies. Shares of the Portfolios are sold to certain qualified retirement plans and to the Maxim Series Account, FutureFunds Series Account, and Retirement Plan Series Account to fund certain variable annuity contracts issued by GWL&A. Shares are also sold to Pinnacle Series Account and COLI VUL-2 Series Account to fund certain variable life insurance policies issued by GWL&A. The above-mentioned accounts of GWL&A are hereinafter referred to as the "Series Accounts." Each of the Series Accounts is registered with the SEC as a unit investment trust under the 1940 Act. In addition, shares of the Specified Portfolios are sold to the Qualified Series Account and FutureFunds Series Account II of GWL&A and to the TNE Series (k) Account of New England Life Insurance Company to fund certain variable annuity contracts, and to the COLI VUL-7 Series Account to fund certain variable life insurance policies. Qualified Series Account, FutureFunds Series Account II, TNE Series
(k) Account and COLI VUL-7 Series Account are not registered with the SEC. The vote of the Contractowners of contracts issued through the Qualified Series Account, FutureFunds Series Account II, TNE Series (k) Account and COLI VUL-7 Series Account is not being solicited.

Voting Procedures


         The Series Accounts own shares of the Portfolios on behalf of Contractowners. In accordance with the Fund's view of applicable law, shares attributable to each of the Portfolios held in the Series Accounts will be voted based on instructions received from the Contractowners who have allocated contract value to one or more Portfolios as of the Record Date. The number of votes that a Contractowner has the right to cast will be determined by applying his/her percentage interest in a Portfolio (held through a Series Account) to the total number of votes attributable to such Portfolio. In determining the number of votes, fractional shares will be recognized. Shares for which the proxy does not receive instructions and shares owned by COLI VUL-7 Series Account will be voted in the same proportion as Contractowner instructions. Shares owned by GWL&A, which provided initial capital to the Fund, and shares owned by the Qualified Series Account, FutureFunds Series Account II and TNE Series (k) Account will be voted as recommended by the Board of Directors. Voting instructions to abstain on any proposal will be treated as present for purposes of achieving a quorum and in determining the votes cast on the proposals, but not as having voted FOR the proposals (and therefore will have the effect of a vote against). A proxy may be revoked at any time before it is voted by sending written revocation, properly executed, to the Fund's Secretary before the Meeting or by attending the Meeting. In addition to the solicitation of proxies by mail, proxies may be solicited by officers and employees of the Fund or its agents or affiliates personally or by telephone, facsimile machine, telegraph, or the Internet.


Shareholder Proposals

         The Fund does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders must be received by the Fund in writing a reasonable amount of time before the Fund solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting.

Financial Statements


     The Fund will furnish, without charge, a copy of the 2001 annual report upon request to: Mr. Aaron Knode, 8515 East Orchard Road, Greenwood Village, Colorado 80111; (800) 537-2033, ext. 75332.



BY ORDER OF THE BOARD OF
DIRECTORS,


/s/ Beverly A. Byrne


Beverly A. Byrne
Secretary

                                    EXHIBIT A
                      FORM OF ARTICLES OF AMENDMENT TO THE
                            ARTICLES OF INCORPORATON
                                       OF
                             MAXIM SERIES FUND, INC.

     Maxim Series Fund, Inc., a Maryland corporation (the "Corporation"), hereby certifies as follows:

         FIRST: The charter of the Corporation is hereby amended by inserting after the last paragraph of Article V of the Corporation's Articles of Incorporation, as amended, the following paragraph:


         Effective at 5:00 p.m. Mountain time on [month] [day], 2002, each number of the then issued and outstanding shares, including any fractional shares, of each of the classes of capital stock of the Corporation listed below, held at that time by a stockholder, shall be changed, without any action on the part of the stockholder, into a different number of fully paid and nonassessable shares, including any fractional shares, of the same class of capital stock of the Corporation equal to the number of such then issued and outstanding shares divided by a factor of ten.


        Maxim Bond Portfolio                             Maxim Ariel Small Cap Value Portfolio
        Maxim Stock Index Portfolio                      Maxim Loomis Sayles Small Cap Value Portfolio
        Maxim U.S. Government Securities Portfolio       Maxim Loomis Sayles Bond Portfolio
        Maxim Bond Index Portfolio                       Maxim T. Rowe Price Equity Income Portfolio
        Maxim U.S. Government Mortgage Portfolio         Maxim INVESCO ADR Portfolio
        Maxim Index 600 Portfolio                        Maxim INVESCO Small Cap Growth Portfolio
        Maxim Templeton International Equity Portfolio   Maxim Short Duration Bond Portfolio
        Maxim Ariel MidCap Value Portfolio               Maxim INVESCO Balanced Portfolio
        Maxim Value Index Portfolio                      Maxim Founders Growth & Income Portfolio
        Maxim Growth Index Portfolio                     Maxim T. Rowe Price MidCap Growth Portfolio
        Maxim Moderately Aggressive Profile I            Maxim Aggressive Profile I
        Maxim Moderately Conservative Profile I          Maxim Moderate Profile I
                                                         Maxim Conservative Profile I

     SECOND: The foregoing amendment was advised by the Board of Directors and approved by the stockholders of the Corporation.

     THIRD: As of immediately before the amendment, (i) the total number of shares of stock of all classes which the Corporation had authority to issue was eight billion shares, (ii) the number of shares of stock of each class was as set forth in the table below, (iii) the par value of the shares of stock of each class was ten cents ($0.10) per share, and (iv) the aggregate par value of all the shares of all classes was eight hundred million dollars ($800 million); and as amended, (i) the total number of shares of stock of all classes which the Corporation has authority to issue is seven billion shares, (ii) the number of shares of stock of each class is as set forth in the table below, (iii) the par value of the shares of stock of each class is ten cents ($0.10) per share, and
(iv) the aggregate par value of all the shares of all classes is eight hundred million dollars ($800 million).

                                        Number of Shares (expressed in millions)
                                           Both as of Immediately Before the
Class of Stock                                  Amendment and as Amended

Maxim Bond Portfolio                                  120
Maxim Stock Index Portfolio                           500
Maxim U.S. Government Securities Portfolio            200
Maxim Bond Index Portfolio                            200
Maxim U.S. Government Mortgage Portfolio              300
Maxim Index 600 Portfolio                             100
Maxim Templeton International Equity Portfolio        250
Maxim Ariel MidCap Value Portfolio                    150
Maxim Value Index Portfolio                           300
Maxim Growth Index Portfolio                          300
Maxim Ariel Small Cap Value Portfolio                 400
Maxim Loomis Sayles Small Cap Value Portfolio         200
Maxim Loomis Sayles Bond Portfolio                    300
Maxim T. Rowe Price Equity Income Portfolio           500
Maxim INVESCO ADR Portfolio                           180
Maxim INVESCO Small Cap Growth Portfolio              200
Maxim Short Duration Bond Portfolio                   270
Maxim INVESCO Balanced Portfolio                      220
Maxim Founders Growth & Income Portfolio              200
Maxim T. Rowe Price MidCap Growth Portfolio           230
Maxim Money Market Portfolio                          1100
Maxim Global Bond Portfolio                           100
Maxim Index 400 Portfolio                             100
Maxim Index Pacific Portfolio                         100
Maxim Index European Portfolio                        100
Maxim Aggressive Profile I Portfolio                  100
Maxim Moderately Aggressive Profile I Portfolio       130
Maxim Moderate Profile I Portfolio                    100
Maxim Moderately Conservative Profile I Portfolio     100
Maxim Conservative Profile I Portfolio                100
Maxim Aggressive Profile II Portfolio                 100
Maxim Moderately Aggressive Profile II Portfolio      100
Maxim Moderate Profile II Portfolio                   100
Maxim Moderately Conservative Profile II Portfolio    100
Maxim Conservative Profile II Portfolio               100
Maxim JP Morgan Growth & Income Portfolio             200

     FOURTH: Except as hereinabove set forth, the description of each class of capital stock of the Corporation, including the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, was not changed by the amendment.

     FIFTH: These Articles of Amendment shall be effective at [5:00 p.m. Mountain time] on [month] [day], 2002.

     IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf on this _____ day of [month], 2002, by its President, who acknowledges that these Articles of Amendment are the act of the Corporation, that to the best of his knowledge, information and belief, all matters and facts set forth in these Articles of Amendment are true in all material respects, and that this statement is made under the penalties for perjury.

ATTEST:                                 MAXIM SERIES FUND, INC.


                                        By:
---------------------------------          ---------------------------------
Name:      Beverly A. Byrne             Name:      W.T. McCallum
Title:     Secretary                    Title:     President

                                      PROXY
                                       FOR
                       SPECIAL MEETING OF SHAREHOLDERS OF
               THE FOLLOWING PORTFOLIOS OF MAXIM SERIES FUND, INC.

Maxim Bond Portfolio                            Maxim Ariel Small Cap Value Portfolio            Maxim Stock Index Portfolio
Maxim Loomis Sayles Small Cap Value Portfolio   Maxim U.S. Government Securities Portfolio       Maxim Loomis Sayles Bond Portfolio
Maxim Bond Index Portfolio                      Maxim T. Rowe Price Equity Income Portfolio      Maxim Index 600 Portfolio
Maxim U.S. Government Mortgage Portfolio        Maxim INVESCO ADR Portfolio                      Maxim Value Index Portfolio
Maxim INVESCO Small Cap Growth Portfolio        Maxim Templeton International Equity Portfolio   Maxim Short Duration Bond Portfolio
Maxim Ariel MidCap Value Portfolio              Maxim INVESCO Balanced Portfolio                 Maxim Growth Index Portfolio
Maxim Founders Growth & Income Portfolio        Maxim T. Rowe Price MidCap Growth Portfolio      Maxim Aggressive Profile I
Maxim Moderately Aggressive Profile I           Maxim Conservative Profile I                     Maxim Moderate Profile I
Maxim Moderately Conservative Profile I


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND.

The undersigned hereby appoints Beverly A. Byrne and David T. Buhler, or any of them, to be the attorneys and proxies of the undersigned at a special meeting of shareholders of the Portfolios of Maxim Series Fund, Inc., to be held at 8525 East Orchard Road, Greenwood Village, Colorado, at 9:30 a.m., Mountain Time, on October 23, 2002, and at any adjournment thereof, and to represent and cast the votes held on record by the undersigned on August 26, 2002, upon the proposal set forth below and as set forth in the Notice of Special Meeting and Proxy Statement for such meeting.

Please sign and date your Proxy and return promptly in the accompanying envelope.

___________________________________________       DATED: _________________, 2002
(Signature of Shareholder)

This Proxy may be revoked by the Shareholder (Contractowner) at any time prior to the Special Meeting.


Please fill in box as shown using black or blue ink or Number 2 pencil.                                           [X]
                                                                                    PLEASE DO NOT USE FINE POINT PENS.

This Proxy will be voted, and voted as specified. IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED IN THE SAME PROPORTION AS THOSE FOR WHICH
SPECIFICATIONS ARE MADE. The Board of Directors recommends a vote FOR the
Proposal.

                                    PROPOSAL



TO APPROVE AN AMENDMENT TO THE FUND'S CHARTER TO EFFECT A                         For           Against           Abstain
REVERSE STOCK SPLIT OF THE PORTFOLIOS' OUTSTANDING SHARES.                        [    ]        [    ]            [    ]
[Note that the shareholders of each Portfolio are entitled to vote as a class under the Fund's charter.]